Exhibit 10.1.b

AMENDMENT No. 1

to

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

AMENDMENT No. 1 dated January 5, 2011 (“Amendment”) to SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT made as of the 16th day of June, 2009 (as amended, the “Credit Agreement”) by and among THE SHERIDAN GROUP, INC., a Maryland corporation (“Borrower”), BANK OF AMERICA, N.A. (the “Bank”), individually, as Administrative Agent, Issuer and a Lender, and any other Lenders under the Credit Agreement.

RECITALS:

WHEREAS, Borrower, Lenders and Bank are party to the Credit Agreement; and

WHEREAS, all capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meanings ascribed thereto in the Credit Agreement;

NOW THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

1.             Amendments.       The definition of “Maturity Date” in Section 13.01 Defined Terms is hereby amended to read as follows:

“Maturity Date”  means May 25, 2011.

The definition of “Unqualifiedly Certified” in Section 13.01 Defined Terms is hereby amended by inserting the following at the end of clause (x) prior to clause (y):

“(except that such opinion may be qualified with a going concern or like qualification or exception as a result of the impending Revolving Credit Termination Date, Maturity Date or the stated maturity date of the Senior Secured Notes).”

2.             Representations and Covenants.  The Borrower certifies that all representations and warranties of the Loan Parties contained in the Loan Documents, including without limitation the schedules thereto, are true, correct and complete in all material respects on and as of the date hereof, and that all covenants and agreements made in the Loan Documents required to have been complied with and fulfilled by the Loan Parties as of the date hereof have been complied with and fulfilled in all material respects, and that no Default or Event of Default is in existence on the date hereof.

3.             Ratification.  Other than as specifically set forth herein, the Borrower hereby ratifies and confirms the Loan Documents and all instruments and agreements relating thereto, and confirms that (a) all of the foregoing remain in full force and effect, (b) each of the foregoing is enforceable against the Borrower in accordance with its terms, and (c) the Borrower has no defenses, claims or setoffs relative to the Loan Documents or its obligations thereunder.

4.             Authority and Enforceability.  Borrower hereby represents that:

(a)           It has full corporate power and authority to execute, deliver and perform this Amendment; and

(b)           The Agreement, as amended hereby, constitutes Borrower’s legal, valid and binding agreement, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity.

5.             Miscellaneous.  Article 15 of the Credit Agreement is incorporated herein by this reference and shall apply to this Amendment.  Execution of this Amendment shall not constitute an agreement by the Bank to execute any other amendment or modification of the Loan Documents.  References to the Credit Agreement in any document relating thereto shall be deemed to include this Amendment.

6.             Counterparts; Electronic Execution.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment.  Delivery of an executed counterpart of this Amendment by telefacsimile or by electronic transmission in “pdf” or other imaging format shall be equally as effective as delivery of an original executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic transmission also shall promptly deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or caused it to be executed by their duly authorized officers, all as of the day and year first above written.

THE SHERIDAN GROUP, INC.

By:	/s/ Robert M. Jakobe
Robert M. Jakobe
Chief Financial Officer
11311 McCormick Road, Suite 260
Hunt Valley, Maryland 21031-1437

Phone: (410) 785-7277
Fax: (410) 785-7217
E-Mail: bjakobe@tsg.sheridan.com

[signature page for Amendment No. 1]

AGENT AND LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ Christian Barrow
Christian Barrow
Senior Vice President

Mail Stop: PA7-188-11-01
1600 John F. Kennedy Blvd.
4 Penn Center, Suite 1100
Philadelphia, PA 19103
Phone: (267) 675-0109
Fax: (212) 548-8911
E-Mail: christian.d.barrow@bankofamerica.com

[signature page for Amendment No. 1]